Summary Prospectus Supplement

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA Two-Year Fixed Income Portfolio

Supplement to the Summary Prospectus Dated February 28, 2017

The purpose of this Supplement to the Summary Prospectus of the LWAS/DFA Two-Year Fixed Income Portfolio (the "Portfolio"), a series of Dimensional Investment Group Inc., is to incorporate changes to the name and eligible investors of the Portfolio.  Accordingly, the Summary Prospectus is revised as follows:

(1) The Portfolio's name was changed from LWAS/DFA Two-Year Fixed Income Portfolio to DFA Two-Year Fixed Income Portfolio.  Accordingly, all references to the Portfolio's name in the Summary Prospectus are changed to reflect the new name.

(2) The "Purchase and Redemption of Fund Shares" section of the Summary Prospectus on page 7 is deleted in its entirety and replaced with the following:

Investors may purchase or redeem shares of the DFA Two-Year Fixed Income Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio's transfer agent at (888) 576-1167. Shareholders that invest in the DFA Two-Year Fixed Income Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures.  Clients of LWI Financial Inc. ("LWIF") should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of a proposed investment.  A client of LWIF who desires to redeem shares of the Portfolio must furnish a redemption request to LWIF in the form required by LWIF.  The DFA Two-Year Fixed Income Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

The date of this Supplement is July 31, 2017

SUPP073117-DFCFX
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